Exhibit 99.1

Avila Energy Corporation announces the signing of a Non-Binding

Letter of Intent with Insight Acquisition Corp to combine with the Company

Calgary, Alberta – January 26, 2023 - Avila Energy Corporation (CSE:VIK) (“Avila” or the “Company”) announces the signing on January 24, 2023 of a preliminary non-binding Letter of Intent (the “LOI”) with Insight Acquisition Corp. (NYSE: INAQ.U) (“IAC”), a Delaware corporation and a Special Purpose Acquisition Company, pursuant to which IAC has agreed to combine with the Company in a transaction that assumes an enterprise value of the combined company of U.S. $185,280,000 and will result in the combined company being publicly listed for trading on a major stock exchange in the United States, subject to exchange approval (the “Transaction”). The Transaction remains subject to the approval of the boards of directors and stockholders of each of IAC and the Company, as well as other customary closing conditions, including negotiation and execution of a definitive business combination agreement for the Transaction (the “Definitive Business Combination Agreement”), which may or may not occur. The parties to the LOI have agreed to negotiate the terms of a Transaction, including a Definitive Business Combination Agreement, on an exclusive basis through February 24, 2023, at which point IAC may extend such term for an additional 15 calendar days. The parties may also further extend such term on a mutually agreeable basis. Avila will issue a subsequent news release with terms once a Definitive Business Combination Agreement has been signed.

While non-binding and subject to change, the LOI contemplates terms of the Transaction which may include:

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The Company or a newly-formed company affiliated with the Company will combine with IAC so that all of the issued and outstanding securities of the Company and IAC will be exchanged for shares of the Surviving Company (as defined below) based on a fully diluted enterprise value of the Surviving Company of U.S. $185,280,000. The Transaction, which will constitute the de-SPAC transaction of IAC, is expected to close later this year (the “Closing”).

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There are 111,437,322 issued and outstanding Class A common shares of the Company (basic) and 185,725,972 common shares (“Company Shares”) outstanding on a fully- diluted basis (assuming the planned conversion of all currently-outstanding warrants, convertible securities and options of the Company).

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The Transaction will create a surviving company (the “Surviving Company”), the shareholders of which will be composed of the then current shareholders of Avila and shareholders and participating parties of IAC including Burkhan LLC, and Insight Acquisition Sponsor LLC (the “Sponsor”). The Sponsor is the current sponsor of IAC.

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IAC currently has approximately U.S. $241,200,000 in trust. In connection with the Closing, the shareholders of IAC will be entitled to seek redemption of any outstanding public shares, in exchange for a pro rata portion of such trust proceeds. Any proceeds that remain in trust following such redemption will be available to the Surviving Company at the Closing.

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It is anticipated that the current shareholders of Avila will, excluding any additional financing that may be raised in connection with the Transaction and before considering any redemption of the IAC shareholders, hold approximately 68% of the issued shares of the Surviving Company upon Closing of the Transaction.

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No minimum cash condition or other required financing is expected to be a condition to Closing the Transaction. However, the parties may consider one or more financing alternatives, including a convertible note financing, to provide additional working capital for the Company following the Closing. In addition, Burkhan LLC is expected to provide IAC with working capital funding at the time of signing a Definitive Business Combination Agreement.

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The final structuring of the Transaction shall be subject to receipt of corporate, securities and tax advice for both Avila and IAC and Closing of the Transaction shall be subject to successful negotiation and signing of the Definitive Business Combination Agreement and satisfaction of Burkhan LLC’s obligation to provide Sponsor working capital funding at the time of signing and Closing (the “Definitive Agreements”), as well as approval by Canadian and US securities regulators, approval by the IAC shareholders of an extension of the time by which they must consummate an initial business combination, listing approval by a United States exchange and approval by the boards of directors and shareholders of IAC and Avila, as applicable.

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The Board of Directors of the Surviving Company is expected to consist of seven persons, five of which shall be appointed by persons designated by Avila, including three independent directors, and Leonard Van Betuw will remain the CEO and Chairman of the Board of the Surviving Company.

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Avila has agreed to fully cooperate with IAC in the preparation of all documents required to be filed with the United States Securities and Exchange Commission (including all exhibits and amendments thereto), or any other regulatory body, in connection with the Transaction; the intent being that following the Closing the shares of the Surviving Company will be listed for trading on a major stock exchange in the U.S.

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As part of the Transaction, employment agreements are expected to be entered into between current members of Avila management and the Surviving Company, which will also provide for a grant of shares of the Surviving Company to be made to certain persons (all to be named and are to include employee executives, such as Leonard Van Betuw) based on stock price performance on an earnout structure to be agreed upon between the parties.

About, Avila Energy Corporation

The Company is an emerging CSE listed corporation trading under the symbol (‘VIK’), and in combination with an expanding portfolio of 100% Owned and Operated oil and natural gas production, pipelines and facilities is a licensed producer, explorer, and developer of energy in Canada. The Company, through the implementation of a closed system of carbon capture and sequestration and an established path underway towards the material reduction of Tier 1, Tier 2, and Tier 3 emissions, continues to work towards becoming a Vertically Integrated low-cost Carbon Neutral Energy Producer. The Company continues to grow and achieve its results by focusing on the application of a combination of proven geological, geophysical, engineering, and production techniques.

About, Insight Acquisition Corp.

Insight Acquisition Corp. is a special purpose acquisition company formed solely to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. Insight Acquisition Corp. is sponsored by Insight Acquisition Sponsor LLC.

For further information, please contact:

Ronnie Shporer, Investor Relations, North America or Peter Nesveda, Investor Relations, International or

Leonard B. Van Betuw, President & CEO of Avila Energy Corporation.

Emails: Ronnie Shporer:	ron.s@avilaenergy.com

Peter Nesveda:	peter@intuitiveaustralia.com.au

Leonard B. Van Betuw:	leonard.v@avilaenergy.com

ON BEHALF OF THE BOARD

Leonard B. Van Betuw

President & CEO

Cautionary and Forward-Looking Statements

Certain information set forth in this news release contains “forward-looking statements” with respect to the proposed business combination between the Company and IAC. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this communication. These forward- looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Many actual events and circumstances are beyond the control of the Company and IAC.

All statements in this news release, other than statements of historical facts, that address events or developments that the Company expects to occur, are forward-looking statements, including, but not limited to entrance into a Business Combination Agreement, the occurrence of and the anticipated date of closing of the Transaction, the availability of financing for the Transaction and IAC at the time of signing, and the post-Closing governance of the Surviving Company. By their nature, forward-looking statements are subject to numerous risks and uncertainties, some of which are beyond the Company’s and IAC’s control, including completion of customary due diligence with respect to the Transaction, negotiation of the definitive documentation including the Business Combination Agreement, approval of the Transaction by Company and IAC shareholders, approval by the IAC shareholders of an extension of the time by which they must consummate an initial business combination, listing approval by a United States exchange and the impact of general economic conditions, industry conditions, the regulatory environment, volatility of commodity prices, currency fluctuations, environmental risks, operational risks, competition from other industry participants and stock market volatility. Although the Company and IAC believe that the expectations in its forward-looking statements are reasonable, its forward-looking statements have been based on factors and assumptions concerning future events which may prove to be inaccurate. Those factors and assumptions are based upon currently available information. Such statements are subject to known and unknown risks, uncertainties and other factors that could influence actual results or events and cause actual results or events to differ materially from those stated, anticipated or implied in the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on the forward-looking statements, as no assurance can be provided as to future results, levels of activity or achievements. Risks, uncertainties, material assumptions and other factors that could affect actual results are discussed in the Company’s public disclosure documents available at www.sedar.com and IAC’s public disclosure documents available through the EDGAR filing system at www.sec.gov. Furthermore, the forward-looking statements contained in this document are made as of the date of this document and, except as required by applicable law, neither the Company nor IAC undertake any obligation to publicly update or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements contained in this document are expressly qualified by this cautionary statement.